UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 22, 2002

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

District of Columbia	1-7102	52-0891669
(state or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

Woodland Park, 2201 Cooperative Way, Herndon, VA		20171-3025
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (703) 709-6700

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Designation	Description	Method of Filing

Exhibit 99.1	Statement Under Oath of the Chief Executive Officer regarding facts and circumstances relating to Exchange Act filings, dated August 21, 2002.	Filed with this report.

Exhibit 99.2	Statement Under Oath of the Chief Financial Officer regarding facts and circumstances relating to Exchange Act filings, dated August 21, 2002.	Filed with this report

Item 9. Regulation FD Disclosure

On August 22, 2002, Sheldon C. Petersen and Steven. L. Lilly, the Chief Executive Officer and Chief Financial Officer, respectively, of National Rural Utilities Cooperative Finance Corporation ("CFC"), each filed with the Securities and Exchange Commission ("SEC") a written statement under oath pursuant to SEC Order No. 4-460. Both sworn statements conformed exactly to the form prescribed by the SEC in Exhibit A to the Order. CFC is filing copies of Mr. Petersen's Statement Under Oath and Mr. Lilly's Statement Under Oath as Exhibits 99.1 and 99.2 hereto, respectively, which are incorporated by reference herein. In addition, on August 21, 2002, Mr. Petersen and Mr. Lilly executed the certifications required by Section 906 of the Sarbanes-Oxley Act of 2002, which certifications have been filed as exhibits 99.1 and 99.2, respectively, to CFC's Annual Report on Form 10-K for the year ended May 31, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RURAL UTILITIES COOPERATIVE
FINANCE CORPORATION

/s/ Steven L. Lilly
Steven L. Lilly
Chief Financial Officer
(Principal Financial Officer)

August 22, 2002